UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2005

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-21639 (Commission File Number)	23-2858652 (IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip Code)

Registrant’s telephone number, including area code  (215) 441-3000

                                                                                   Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On December 15, 2005, NCO Group, Inc. issued a press release announcing that it has expanded its Customer Relationship Management (CRM) services to offer a proprietary pattern recognition system. This predictive solution was acquired from @RISK, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits
99.1	Press Release of NCO Group, Inc. dated December 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.
Date: December 19, 2005	By:	/s/ Steven L. Winokur
Steven L. Winokur Executive Vice President and Chief Financial Officer

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